SECURITES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                         to Section 13, or 15(d) of the
                         Securites Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 30, 1997




                            IMSCO TECHNOLOGIES, INC.
              Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


             0-24520                               04-3021770
       (Commission File Number)         (IRS Employer Identification No.)



       40 Bayfield Drive, North Andover, Massachusetts             01845
           (Address of Principal Executive Offices)              (Zip Code)



                                  (508)689-2080
              (Registrant's Telephone Number, Including Area Code)


       ___________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


Pursuant to action taken on October 15, 1997 by consent of the majority of the shareholders of Imsco Technologies, Inc. (the "Company"), the following individuals were removed from the Board of Directors: Victor Bauer, Sol Berg, Scott Robinson, James Yurak, and Alan Waldman. In the same action, the majority of the shareholders of the Company elected the following individuals to serve as directors: Alexander Hoffmann, Gary Graham, Frank Lubrano. Additionally, Scott Singer was appointed Assistant Secretary to Gloria Berg, Secretary to the Corporation.


Item 7.  Exhibits.


Attached as Exhibit 7.1 hereto is a copy of the Statement of Action by Consent of the Majority of Stockholders of Imsco Technologies, Inc. with the authorized signatures.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized individual.



                                             IMSCO TECHNOLOGIES, INC.
                                             (Registrant)



                                             By:  /S/ Alexander Hoffmann
                                                  -----------------------------
                                                  Chief Executive Officer



Dated: October 30, 1997